AXA PREMIER VIP TRUST – AXA Allocation Portfolios, CharterSM Portfolios and Target Allocation Portfolios

SUPPLEMENT DATED AUGUST 14, 2017 TO THE PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Prospectus dated May 1, 2017, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fee rates payable by certain of the Portfolios of the Trust for management fees and administrative services effective as of September 1, 2017.

The section of the Prospectus entitled “Management Team – Management Fees” is amended to include the following information:

The following tables show the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables effective September 1, 2017:

Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Aggressive Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%

The last paragraph in the section of the Prospectus entitled “Management Team – Management Fees” is deleted in its entirety and replaced with the following information, effective September 1, 2017:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Charter Allocation Portfolio, AXA Allocation Portfolio and Target Allocation Portfolio pays FMG LLC its proportionate share of the Trust’s asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Charter Allocation Portfolios, AXA Allocation Portfolios and Target Allocation Portfolios are aggregated together and with the AXA Strategic Allocation Series Portfolios, AXA All Asset Allocation Series Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio of EQ Advisors Trust (the “EQAT Fund-of-Funds Portfolios”), which are also managed by FMG LLC and are offered in other prospectuses. The asset-based administration fee is equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of the Charter Allocation Portfolios, AXA Allocation Portfolios, Target Allocation Portfolios and EQAT Fund-of-Funds Portfolios; 0.110% on the next $10 billion; and 0.090% thereafter. As noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for those Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Charter Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.